Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Eagle Private Credit Fund (the “Registrant”) for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David O’Connor, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ David O’Connor
Name:	David O’Connor
Title:	Chief Executive Officer
Date:	August 13, 2025